FORM 8-K/A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200
West Palm Beach,	Florida	33401
(Address of principal executive offices)		(Zip Code)

(561) 802-4477
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Shares	CLDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the registrant's Current Report on Form 8-K filed on March 6, 2026 (the "Initial Report") to include the historical financial statements and unaudited pro forma financial information required by Items 9.01 (a) and (b) of Form 8-K related to the registrant's acquisition of a portfolio of six hotel properties and should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Midwest Hotel Portfolio

Report of Independent Auditors

Combined Balance Sheet as of December 31, 2025

Combined Statement of Operations for the year ended December 31, 2025

Combined Statement of Members' Equity for the year ended December 31, 2025

Combined Statement of Cash Flows for the year ended December 31, 2025

Notes to the Combined Financial Statements

(b)	Pro Forma Financial Information

Chatham Lodging Trust

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2025

Notes to the Unaudited Pro Forma Consolidated Balance Sheet

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2025

Notes to the Unaudited Pro Forma Consolidated Statement of Operations

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited Combined Financial Statements of the Midwest Hotel Portfolio as of and for the year ended December 31, 2025
99.2	Unaudited Pro Forma Consolidated Financial Statements of Chatham Lodging Trust as of and for the year ended December 31, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

May 6, 2026	By:	/s/ Jeremy Wegner
Name: Jeremy Wegner
Title: Senior Vice President and Chief Financial Officer

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